Supplement dated August 6, 2021 to the Prospectus dated May 1, 2013 for

Pacific Select Exec II — NY, Pacific Select Exec III — NY,

and Pacific Select Exec IV — NY

Flexible Premium Variable Life Insurance Policies

and Pacific Select Estate Preserver — NY Last Survivor

Flexible Premium Variable Life Insurance Policy (each a “policy”)

Issued by Pacific Life & Annuity Company

The purpose of this supplement is to announce various underlying fund changes. This supplement must be preceded or accompanied by the Prospectus for your Policy, as supplemented (the “Prospectus”). All information in your Prospectus dated May 1, 2013, remains in effect unless otherwise supplemented. Capitalized terms used in this supplement are defined in your Policy Prospectus unless otherwise defined herein.  “We,” “us,” or “our” refer to Pacific Life & Annuity Company; “you” or “your” refer to the Policy Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 595-6997, or online at www.PacificLife.com. Please retain it for future reference.

Pacific Select Fund Portfolio Investment Adviser/Manager Changes

Effective October 29, 2021, the Investment Adviser/Manager for the Emerging Markets Debt Portfolio will change from Ashmore Investment Management Limited to Principal Global Investors, LLC.

QS Investors, LLC (“QS Investors”) and Franklin Advisers, Inc. (“Franklin”) are completing a corporate restructuring and transfer of QS Investors into Franklin. The transaction is expected to occur on or about August 7, 2021. Upon completion of the transaction, the Investment Adviser/Manager for the International Small-Cap Portfolio will change from QS Investors to Franklin.

Form No. 85-51869-00